UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, 6TH FLOOR, PO BOX 5049,
BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Elizabeth A. Watson	Clifford Chance US LLP
Assistant Secretary	31 West 52nd Street
2 Avenue de Lafayette, 6th Floor	New York, New York 10019-6131
Boston, Massachusetts 02111
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: February 29, 2008

Item 1. Report to Stockholders.

  Chairman’s Statement

  Chairman’s Statement
Dear Shareholders,

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the “Fund”) for the six months ended February 29, 2008. During this period, the Fund’s net asset value (“NAV”) decreased by 3.28%* in U.S. dollar terms, whereas the Taiwan Stock Exchange Index (the “TAIEX”) was down by 0.02%. In the same period, the Fund underperformed the TAIEX by 3.26% as its portfolio was more tilted towards value as opposed to momentum. The Fund continued to be one of the best performing funds in its onshore peer group during the past six months. During 2007, our shareholders enjoyed handsome investment rewards by receiving dividend distributions of US$3.19 per share.

Global markets have entered a phase of heightened uncertainty. This has been clearly reflected in increased volatility in equity markets, commodity prices, interest rates, and foreign exchange rates. However, the Greater China region is less affected due to robust economic growth in China. In Taiwan, Presidential election in March was won by Kuomintang (KMT) candidate Ma Ying-jeou. The upcoming change of administration brings hopes for new policy measures, which will lay foundation for closer economic relations with China. It is believed that President-to-be, Mr. Ma, will move quickly to improve cross-strait relations and to boost Taiwan’s domestic demand through expansionary fiscal policies.

Looking ahead, we are optimistic about the economic prospects of Taiwan and expect the investor sentiment to improve on the back of more open policies towards China. On behalf of the Board, I would like to thank you for your interest and continued support. We look forward to sharing with you the results of the Fund over the longer term. We wish you a fruitful year in 2008.

Sincerely,

Harvey Chang
Chairman

*	“Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.”

  Report of the Investment Manager

Investment Performance

The Fund’s net asset value (NAV) decreased by 3.28%*( in U.S. dollar terms from September 1, 2007 to February 29, 2008. In the same period, the Taiwan Stock Exchange Index (TAIEX) decreased by 0.02% in U.S. dollar terms. The Fund underperformed the TAIEX by 3.26% in the past six months.

The underperformance of the Fund was primarily due to sector allocation. On a sector basis, the Fund’s overweight positions in technology, especially in the IC design and printed circuit board substrate sector, affected performance; however, overweight positions in retail and stock selection in the petrochemical sector contributed positively to the Fund’s performance in the same period.

Market review

The Taiwan equity market was very volatile in the past six months ended Feb 29, 2008. The TAIEX dropped by 6.34% in NT dollar terms. With the increasing participation of retail investors in the second half of 2007, the TAIEX finally surpass its 52-week high of 9,800 level and hit 9,859 in late October, a seven-year high. But concerns about the sub-prime crisis led to a 22% correction, which resulted in TAIEX trading at 7384 in late January 2008. However, the market rallied after KMT’s landslide victory in the Legislative Yuan, the market closed at 8,412 as of Feb 29, 2008.

In terms of sector performance, tourism and retail outperformed, while technology and chemicals underperformed. In terms of fund flows, foreign investors, local institutions and proprietary traders were all net buyers with NT$55.6 billion, NT$49 billion and NT$21.4 billion, respectively, of net purchases. Long margin reduced by NT$69.1 billion to NT$302 billion, accounting for only 1.4% of total market cap.

(* “Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.”

Economic Outlook

For 2007 as a whole, Taiwan’s real GDP grew by 5.70%. Net exports contributed 3.74% to the change in real GDP. While real domestic demand increased by 2.24% year on year (“YOY”) and contributed 1.96% to the change in real GDP. Looking forward to 2008, the consensus of world economic projections indicate that the growth of global economy growth will slow down. Taiwan’s exports are expected to increase only mildly. With the improving domestic sector contribution, real GDP is predicted to grow by 4.32% in 2008.

Investment Outlook and Strategy

The weakening US dollar is driving fund flows into Asia, particularly Taiwan on the positive investment theme of improved interaction with China post-election. Investors’ sentiment is buoyed by NT dollar appreciation. Foreign investors have yet to commit to equities due to the weak US economy. Margin loans have increased only slightly this year, indicating retail investors have yet to re-enter the market aggressively. Taiwan’s overall economic outlook is positive based on presidential candidates’ pledge to improve economic ties with China.

On the back of the strengthening NT dollar, a liquidity-driven rally has pushed up the TAIEX despite volatile global stock markets, making Taiwan one of the best performing markets in the world so far this year. Fund flows have increased substantially in anticipation of the easing of restrictions on cross-straits economic interactions post-election. Also, because of mounting inflation pressure and deteriorating balance of payments (which turned negative in 2007), the central bank is reversing its policy of a soft peg with the US dollar. These factors have led to the NT dollar appreciation this year. Near-term volatility could increase after the recent rally, especially given that global financial markets remain unstable.

Cross-straits liberalization is the key theme driving the TAIEX, with property development/asset plays, tourism companies, airlines and banks the focus of buying interest pre-election. While we could see minor corrections after the election if valuations become stretched, medium-term fundamentals are encouraging regardless of the election outcome.

In short term, tech shares will continue to adversely affect by rising production costs in China, the appreciating NT dollar and slow seasonal demand. However, we still look for deep value stocks,

especially companies with strong market position and innovation capabilities.

In the year ahead, we aim to achieve solid performance through bottom-up stock selection. We are confident that the Taiwan stock market and solid economic conditions will provide significant investment opportunities for investors in the foreseeable future. Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

Shirley Yang
Portfolio Manager

[THIS PAGE INTENTIONALLY LEFT BLANK]

  Portfolio Snapshot*

Top Ten Equity Holdings*

Holdings As Of February 29, 2008%

Taiwan Semiconductor Manufacturing Co. Ltd.	5.1

Chungwha Telecom Co. Ltd.	4.6

Au Optronics Corp.	4.0

Hon Hai Precision Industry Co. Ltd.	3.9

High Tech Computer Corp.	3.3

Cathay Financial Holding Co. Ltd.	3.1

Asutek Computer Inc.	2.7

Synnex Technology International Corp.	2.6

China Steel Corp.	2.6

Formosa Petrochemical Corp.	2.4

Top Ten Equity Industry Weightings*

Weightings As Of February 29, 2008%

PC & Peripherals	11.8

Financial Services	11.3

Telecommunications	9.6

Electronic Components	7.9

TFT-LCD	7.2

Semiconductor Manufacturing	6.5

IC Design	5.1

Textile	3.6

Construction	3.2

Food	2.8

Top Ten Equity Holdings**

Holdings As Of August 31, 2007%

MediaTek, Inc.	6.1

Hon Hai Precision Industry Co. Ltd.	5.8

Taiwan Semiconductor Manufacturing Co. Ltd.	3.9

China Steel Corp.	3.6

Synnex Technology International Corp.	3.5

Cathay Financial Holding Co. Ltd.	3.0

Au Optronics Corp.	2.9

Siliconware Precision Industries Co.	2.9

Merry Electronics Co. Ltd.	2.9

Ruentex Development Co. Ltd.	2.7

Top Ten Equity Industry Weightings**

Weightings As Of August 31, 2007%

PC & Peripherals	15.5

IC Design	12.0

Semiconductor Manufacturing	9.5

Electronic Components	8.6

Telecommunications	7.6

Financial Services	6.0

TFT-LCD	5.6

Construction	4.3

Iron & Steel	4.3

Electronics	3.5

*	Percentages based on total net assets at February 29, 2008.

**	Percentages based on total investments at August 31, 2007.

  Sector Allocation

  The Taiwan Fund, Inc.
  Schedule of Investments/February 29, 2008 (Showing Percentage of Net Assets) (unaudited)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 91.7%
BASIC INDUSTRIES — 23.9%
Automobiles, Tires & Accessories — 1.3%
Yulon Motor Co., Ltd.	3,300,000	$4,611,354

Construction — 3.2%
Ruentex Development Co. Ltd.	7,200,000	7,930,131
Taiwan Cement Corp.	2,000,000	3,558,143

		11,488,274

Food — 2.8%
Great Wall Enterprise Co., Ltd.	3,600,000	4,762,736
Uni-President Enterprises Corp	3,500,000	5,173,864

		9,936,600

Glass — 2.2%
Taiwan Glass Industrial Corp.	6,500,000	7,884,522

Iron & Steel — 2.6%
China Steel Corp.	6,000,000	9,121,786

Paper — 1.4%
Chung Hwa Pulp Corp.	7,000,000	4,845,544

Petroleum Services — 2.4%
Formosa Petrochemical Corp.	3,100,000	8,723,920

Plastics — 1.5%
Nan Ya Plastics Corp.	2,266,000	5,438,693

Retail — 2.1%
Far Eastern Department Stores Co Ltd	4,000,000	7,504,448

Textile — 3.6%
Far Eastern Textile Co Ltd.	4,500,500	7,540,867
Ruentex Industries Ltd	5,800,000	5,478,247

		13,019,114

Transportation — 0.8%
Eva Airways Corp*	5,000,000	2,814,168

TOTAL BASIC INDUSTRIES		85,388,423

FINANCE — 13.0%
Banks — 1.7%
Far Eastern International Bank*	18,000,000	6,200,873

Financial Services — 11.3%
Cathay Financial Holding Co. Ltd.	4,300,593	11,128,820
First Financial Holding Co., Ltd.	7,500,000	6,865,599
Fubon Financial Holding Co Ltd	7,500,000	8,406,114
Shin Kong Financial Holding Co., Ltd.	1,900,000	1,416,626
Taishin Financial Holdings Co., Ltd.*	13,000,000	6,181,465
Yuanta Financial Holding Co. Ltd.*	7,000,000	6,362,607

		40,361,231

TOTAL FINANCE		46,562,104

MISCELLANEOUS — 1.7%
Athletic Footware — 1.7%
Pou Chen Corp.	7,069,531	6,242,866

TECHNOLOGY — 53.1%
Electronic Components — 7.9%
Epistar Corp.	1,600,267	4,917,528
Everlight Electronics Co. Ltd.	1,600,920	6,084,687
Kinsus Interconnect Technology Corp.	1,800,029	4,844,328
Nan Ya Printed Circuit Board Corp.	1,330,401	6,713,329
Unimicron Technology Corp.	3,500,000	5,434,255

		27,994,127

Electronics — 2.6%
Synnex Technology International Corp.	3,700,000	9,359,211

IC Design — 5.1%
MediaTek, Inc.	700,000	8,060,812
Novatek Microelectronics Corp. Ltd.	1,700,703	6,133,863
Orise Technology Co. Ltd.*	2,000,000	3,920,427

		18,115,102

Memory IC — 2.4%
Inotera Memories, Inc.	9,646,000	8,580,463

PC & Peripherals — 11.8%
Asustek Computer Inc.	3,451,363	9,690,387
Clevo Co.*	4,500,000	6,826,783
Foxconn Technology Co. Ltd.	800,000	5,330,746
GeoVision Inc.	450,000	2,998,544
Hon Hai Precision Industry Co. Ltd.	2,300,760	13,991,360
Portwell Inc.	1,800,000	3,097,525

		41,935,345

Semiconductor Manufacturing — 6.5%
Siliconware Precision Industries Co.	3,000,074	5,026,810
Taiwan Semiconductor Manufacturing Co. Ltd.	9,200,009	18,331,572

		23,358,382

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/February 29, 2008 (unaudited) (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

TECHNOLOGY — (continued)

Telecommunications — 9.6%
Chunghwa Telecom Co. Ltd.	6,500,454	$16,295,817
High Tech Computer Corp.	550,000	11,706,291
Merry Electronics Co. Ltd.	2,500,866	6,382,608

		34,384,716

TFT-LCD — 7.2%
Au Optronics Corp.	7,200,674	14,138,150
InnoLux Display Corp.	2,500,840	7,159,125
Wintek Corp.	4,500,000	4,556,041

		25,853,316

TOTAL TECHNOLOGY		189,580,662

TOTAL COMMON STOCKS (Identified Cost — $252,055,239)		327,774,055

	PRINCIPAL
	AMOUNT
	NT$
COMMERCIAL PAPER — 7.7%
AIG Card (a)	$54,826,230	1,773,451
Alcon Pharmaceuticals Ltd (a)	117,079,432	3,787,140
Bestcom Infotech Corp. (a)	59,811,134	1,934,696
China Airlines (a)	24,937,342	806,642
Evergreen Aviation Technologies Corp. (a)	49,991,825	1,617,073
FC Capital Management Co. Ltd (a)	99,602,064	3,221,804
Fu One Enterprise (a)	59,811,587	1,934,711
Mercuries & Associates (a)	99,703,603	3,225,088
Prince Housing & Development Corp. (a)	49,861,074	1,612,844
Rentex Industries Ltd (a)	49,876,464	1,613,342
Tatung (a)	99,711,773	3,225,353
Tecom Co. Ltd (a)	49,894,322	1,613,920
Zig Sheng Ind Co. Ltd (a)	29,955,617	968,966

TOTAL COMMERCIAL PAPER (Identified Cost — $26,802,887)		27,335,030

	MATURITY	US$
	AMOUNT	VALUE
	US$	(NOTE 1)
REPURCHASE AGREEMENT — 0.1%
State Street Bank and Trust Co.
0.65% dated 2/25/08 due 3/03/08 (collateralized by U.S. Treasury Bill 2.95%, 7/17/08, market value $376,960)	$369,000	$369,000

TOTAL INVESTMENTS — 99.5% (COST — $279,227,126)		$355,478,085

OTHER ASSETS AND LIABILITIES, NET — 0.5%		1,896,924

NET ASSETS — 100%		$357,375,009

Legend:
NT $ – New Taiwan dollar
US $ – United States dollar

*	Non-income producing

(a)	Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

Income Tax Information:
At February 29, 2008, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $279,227,126.
Net unrealized appreciation of the Fund’s investment securities was $76,250,959 of which $96,878,595 related to appreciated investment securities and $20,627,636 related to depreciated investment securities. In addition, as of August 31, 2007, the Fund’s last fiscal year end, the Fund utilized all of the available capital loss carry-forward of $32,501,720 for Federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (unaudited)

Assets
Investments in securities, at value (cost $279,227,126) (Notes 1 and 2) — See accompanying schedule		$355,478,085
Cash		489
Cash in New Taiwan dollars (cost $2,174,435)		2,174,435
Receivable for securities sold		1,612,945
Dividend receivable		69,865
Prepaid expenses		14,758
Interest receivable		77,466
Other assets		1,544

Total assets		359,429,587

Liabilities
Payable for securities purchased	$1,612,945
Accrued management fee (Note 3)	408,037
Taiwan withholding tax payable (Note 1)	31,004
Other payables and accrued expenses	2,592

Total liabilities		2,054,578

Net Assets		$357,375,009

Net Assets consist of (Note 1):
Paid in capital		$286,538,055
Overdistributed net investment income		(6,874,442)
Accumulated undistributed net realized gain on investments in securities and foreign currency		1,448,509
Net unrealized appreciation on investment securities and foreign currency		76,262,887

Net Assets		$357,375,009

Net Asset Value, per share ($357,375,009/18,574,946 shares outstanding)		$19.24

STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2008 (unaudited)

Investment Income
Dividends		$1,043,769
Interest		229,236

		1,273,005
Less: Taiwan witholding tax (Note 1)		(188,188)

Total Income		1,084,817
Expenses:
Management fee (Note 3)
Basic fee	$2,329,691
Performance adjustment	324,826
Custodian fees and expenses	289,040
Directors compensation (Note 3)	216,311
Administration and accounting fees (Note 3)	160,519
Legal	120,726
Insurance fees	47,733
Delaware franchise tax	42,268
Audit	36,799
Shareholder communications	35,803
CCO Compliance Expense	24,863
Transfer agent fees	8,951
Miscellaneous	13,924
Taiwan stock dividend tax (Note 1)	33,724

Total expenses		3,685,178

Management Fee Waiver	(409,222)

Net Expenses		3,275,956

Net investment loss		(2,191,139)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions (Note 1)
Net realized gain (loss) on:
Investment securities	23,806,733
Foreign currency transactions	2,428,606

		26,235,339
Change in net unrealized appreciation (depreciation) on:
Investment securities	(39,325,274)
Assets and liabilities denominated in foreign currencies	16,580

		(39,308,694)

Net investment and foreign currency transactions		(13,073,355)

Net decrease in net assets resulting from operations		$(15,264,494)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 29, 2008	August 31, 2007
	(Unaudited)

Increase (Decrease) in Net Assets
Operations:
Net investment gain (loss)	$(2,191,139)	$2,639,548
Net realized gain on investments and foreign currency transactions	26,235,339	50,828,687
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(39,308,694)	50,286,498

Net increase (decrease) in net assets resulting from operations	(15,264,494)	103,754,733

Distributions to shareholders
From net investment income	(7,012,484)	—
Net realized gains	(45,229,040)	—

Total distributions to shareholders	(52,241,524)	—

Reinvestment of distributions	36,565,140	—

Total increase (decrease) in net assets	(30,940,878)	103,754,733

Net Assets
Beginning of period	388,315,887	284,561,154

End of period	$357,375,009	$388,315,887

*Includes over distributed net investment income and undistributed net investment income, respectively, of:	$(6,874,442)	$2,329,181

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2008		2007	2006		2005		2004	2003
	(Unaudited)

Selected Per Share Data
Net asset value, beginning of period	$23.73		$17.39	$14.76		$12.78		$12.89 (c)	$11.37	(c)

Income from Investment Operations
Net investment income (loss)(a)	(0.08)		0.16	0.00	*	0.08		0.03	0.00	(c)*
Net realized and unrealized gain (loss) on investments	(1.03)		6.18	2.68		1.93		(0.14)	1.52

Total from investment operations	(1.11)		6.34	2.68		2.01		(0.11)	1.52	(c)

Less Distributions
From net investment income	(0.43)		—	(0.05)		(0.03)		—	—
From net realized gains	(2.76)		—	—		—		—	—

Total distributions	(3.19)		—	(0.05)		(0.03)		—	—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	(0.19)		—	—		—		—	—

Net asset value, end of period	$19.24		$23.73	$17.39		$14.76		$12.78	$12.89	(c)

Market value, end of period	$17.58		$21.43	$15.83		$13.34		$10.99	$11.09

Total return
Per share market value	(2.14	)%†	35.38%	19.05%		21.68%		(0.90)%	19.63%

Ratio to Average Net Assets and Supplemental Data
Net Assets, end of period (000 omitted)	$357,375		$388,316	$284,561		$241,554		$209,166	$210,949	(c)
Ratio of expenses before fee waiver(b)	2.06	%(f)	1.94%	1.92	%(e)	2.23	%(d)	2.07%	2.05	%(c)
Ratio of expenses before fee waiver, excluding stock dividend tax expense	2.04	%(f)	1.82%	1.77	%(e)	1.93	%(d)	1.82%	1.76	%(c)
Ratio of expenses after fee waiver	1.83	%(f)	1.82%	1.77	%(e)	1.93	%(d)	1.82%	1.76	%(c)
Ratio of net investment income (loss)	(1.22	)%(f)	0.80%	0.02	%(e)	0.45	%(d)	0.21%	0.01	%(c)
Portfolio turnover rate	41%		78%	110	%(e)	80	%(d)	76%	148%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Restated. (Note 5)
(d)	Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e)	Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
(f)	Annualized
†	Not Annualized
*	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.

The Fund does not invest directly in the securities of Republic of China (“ROC”) companies. Instead, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (“Management Contract”) among HSBC Investments (Taiwan) Limited (“Adviser”), the Mega International Commercial Bank Co., Ltd., previously known as, International Commercial Bank of China (Custodian), and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2008 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information.” The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on February 29, 2008. The Fund has reviewed the tax positions for the open tax period as of February 29, 2008 and the open tax years of August 31, 2004 through August 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund’s discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

(losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board of Directors elects to make a distribution in shares of the Fund’s common stock, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the six months ended February 29, 2008, purchases and sales of securities, other than short-term securities, aggregated $145,326,669 and $172,488,190, respectively.

3.	Fees and Other Transactions with Affiliates

Management Fee.  As the Fund’s investment adviser, HSBC Investments (Taiwan) Limited receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustment based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the “performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the fund’s performance.

During the period ending August 31, 2006, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000. (See footnote 5).

On February 1, 2007, the Adviser agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.10% of the Fund’s average daily net assets. The performance adjustments remain unchanged by this fee waiver.

Effective January 1, 2008, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments remain unchanged by this fee waiver.

For the six months ended February 29, 2008, the management fee, including the performance adjustments, and management fee waiver was equivalent to an annual rate of 1.25% of average net assets.

Directors Fees.  No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

  Notes to Financial Statements (unaudited) (continued)

3.	Fees and Other Transactions with Affiliates – continued

Administration Fees.  State Street Corporation (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4.	Fund Shares

At February 29, 2008, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 18,574,946 were issued and outstanding.

5.	Prior Periods Restatement

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

		NAV Per	Expense
	Net Assets	Share	Ratio

Cumulative effect at September 1, 1999	$1,088,492	$0.06	n/a
Effect on Year Ended August 31, 2000	58,392	0.01	(0.02)%
Effect on Year Ended August 31, 2001	(163,948)	(0.01)	0.06%
Effect on Year Ended August 31, 2002	(4,479)	0.00	0.00%
Effect on Year Ended August 31, 2003	121,015	0.01	(0.07)%

6.	Recent Accounting Pronouncement

In September 2006, the Financial Accounting Standard Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

  Other Information (unaudited)

Results of Annual Stockholder Meeting Voting Held January 21, 2008

The stockholders of the Fund elected Bing Shen, Benny T. Hu, Harvey Chang, Christina Liu, Joe O. Rogers, Michael F. Holland, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

	For	Withheld

Bing Shen	7,973,324	47,241
Benny T. Hu	7,071,598	948,967
Harvey Chang	7,973,559	47,006
Christina Liu	7,972,279	48,286
Joe O. Rogers	7,080,881	939,684
Michael F. Holland	7,080,580	939,985
M. Christopher Canavan Jr.	7,992,155	28,410
Anthony Kai Yiu Lo	7,973,072	47,493

Share Repurchase Program

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 29, 2008 no shares have been repurchased by the Fund.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

  Other Information (unaudited) (continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change after the following August 31, upon request, by calling the same number or on the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

Board Deliberations regarding Approval of Investment Advisory Agreements

General Background

HSBC Investments (Taiwan) Limited (the “Adviser”) acts as the Fund’s investment manager pursuant to two agreements: (1) the Securities Investment Trust — Investment Management and Custodian Contract (the “Management Contract”) among the Fund, the Adviser, and the Mega International Commercial Bank Co., Ltd. (the “Custodian”); and (2) the Investment Advisory and Management Agreement (the Non-Taiwan Asset Advisory Agreement”) between the Fund and the Adviser (the Management Contract and the Non-Taiwan Asset Advisory Agreement, together, the “Management Agreements”).

The Fund invests in securities issued by Taiwanese companies through a securities investment trust fund arrangement established under the Management Contract pursuant to the laws of the ROC. Under the Management Contract, the Adviser is required to manage the investment of the Fund’s assets held by the Custodian for the exclusive benefit of the Fund. The Adviser’s duties include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors (the “Board”). The Fund invests a portion of its assets in U.S. dollar-denominated money market instruments in order to facilitate payment of expenses and distributions to shareholders. Because ROC regulations do not permit the Adviser to manage investments held outside the trust fund under the Management Contract, it is necessary to have a separate agreement between the Fund and the Adviser relating to these investments. The Non-Taiwan Asset Advisory Agreement serves this purpose. It contains the same duration and termination provisions as the Management Contract and provides for no additional compensation to the Adviser.

For its services, the Adviser receives a monthly basic fee, payable in New Taiwan (“NT”) dollars, at an annual rate of 1.30% of the Fund’s average daily net assets (including both Taiwan and U.S. assets). In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the Taiwan Stock

  Other Information (unaudited) (continued)

Exchange Index during a rolling performance period of 36 months. Effective February 1, 2007, the Adviser agreed to waive, on an annualized basis, 0.20% of its monthly basic fee so that the basic fee will not exceed 1.10% of the Fund’s average daily net assets, and effective January 1, 2008, the Advisor agreed to waive, on an annualized basis, 0.30% of its monthly basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets.

The Management Agreement is legally required to be reviewed and re-approved by the Board once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund’s investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of the Adviser and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the meeting described below.

Approval Process

The Board, including a majority of independent directors (or non-“Interested” directors within the meaning of the Investment Company Act of 1940), unanimously approved the Management Agreements at an “in person” meeting held on October 23, 2007 (the “Meeting”). In determining whether it was appropriate to approve the Management Agreements, the Board requested information, provided by the Adviser, which it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Management Agreements with representatives from the Adviser and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors’ determinations.

During the Meeting, the Board met in an executive session for the purpose of considering the approval of the Management Agreements. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Management Agreements. The Directors reviewed the contract renewal materials provided by the Adviser, including, but not limited to (1) an organizational overview of the Adviser and biographies of those personnel providing services to the Fund, (2) a copy of each of the Management Contract and the U.S. Asset Advisory Agreement, (3) a profitability analysis of the Adviser, (4) financial statements of the Adviser, (5) Form ADV of the Adviser, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

Management Agreements

In deciding whether to renew the Management Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by the Adviser under the Management Agreements, (2) the investment performance of the Fund, (3) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Management Contract reflect these economies of scale.

1.	Nature, Extent and Quality of the Services provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Management Agreements

  Other Information (unaudited) (continued)

the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s securities transactions, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to such Fund.

The Directors reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Directors also considered information about the Adviser’s overall investment management business, noting that the Adviser manages other funds in the Asia Pacific region. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

2.	Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund’s investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors determined that the Fund had outperformed the TAIEX for the one, three, five and ten-year periods ending August 31, 2007. They further determined that the Fund’s performance since its inception compared well to the TAIEX benchmark. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was similar, or lower than, those of their direct competitors. Accordingly, they concluded that the performance of the Fund was satisfactory.

3.	The Costs to the Adviser of its Services and the Profits realized by the Adviser from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to the Adviser. The Directors had been provided with data on the Fund’s profitability to the Adviser for the Fund’s last fiscal year. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. After extensive discussion and analysis they concluded that, to the extent that the Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive. In considering whether the Adviser benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

  Other Information (unaudited) (continued)

4.	The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Management Agreements Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser would not at this time realize economies of scale in the management of the Fund.

In order to better evaluate the Fund’s advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds — i.e., closed-end funds that invest in equity securities listed on stock exchanges in the Asia-Pacific region. The Directors noted that, although the Fund’s effective management fee was higher than the management fees paid by similar funds, the Fund’s total expense ratio was lower than or comparable to four of the 19 comparable funds’ total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of the Adviser’s fees. The Directors also considered that, in addition to the monthly basic fee paid to the Adviser at an annual rate of 1.30% of the Fund’s average daily net assets, the basic fee is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months. The Directors also acknowledged that the Adviser had previously agreed to waive a portion of its basic fee and that the fee waiver would continue and had agreed to consider an additional fee waiver to further reduce its basic fee.

Approval of Management Agreements

The Directors approved the continuance of the Fund’s Management Agreements after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors’ deliberations.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of February 27, 2008, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the “Plan Administrator”), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

If a distribution is declared in shares only, the Plan will not be in affect for the distribution.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

Is There a Cost to Participate?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator’s fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-800-636-9242
www.thetaiwanfund.com

Investment Adviser
HSBC Investments (Taiwan) Limited
Taipei, Taiwan

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Andrew Chen, President
Benny T. Hu, Director
Bing Shen, Director
Christina Liu, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Adelina N.Y. Louie, Secretary and Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Mary Moran Zeven, Assistant Secretary

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA